                                                                   Exhibit 99.6



                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

In re:                                             Chapter 11

U.S. PLASTIC LUMBER CORP.;                         Jointly Administered Under
U.S. PLASTIC LUMBER LTD., d/b/a                    Case No. 04-33579-BKC-PGH
U.S. PLASTIC LUMBER, INC. =
WORLDWIDE; THE EAGLEBROOK
GROUP, INC.; U.S. PLASTIC LUMBER
FINANCE CORPORATION; and
U.S. PLASTIC LUMBER IP
CORPORATION,
                       Debtors.                  /
-----------------------------------------------

                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                    FROM JANUARY 1, 2005 TO JANUARY 31, 2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                 STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
                                 Counsel for Debtors
                                 Charles A. Postler (Fla. Bar #455318)
                                 110 East Madison Street, Suite 200
                                 Tampa, Florida 33602
                                 Phone: (813) 229-0144
                                 Fax:   (813) 229-1811

                                 and

                                 RICE PUGATCH ROBINSON & SCHILLER, P.A.
                                 Local Counsel for Debtors
                                 848 Brickell Avenue, Suite 1100
                                 Miami, Florida 33131
                                 Phone: (305) 379-3121
                                 Fax:   (305) 379-4119
  Debtor's Address
  and Telephone No.
  2300 Glades Road               By:  /s/ Lisa M. Schiller
  #440W                              ---------------------------------------
  Boca Raton, FL 33431               LISA M. SCHILLER
  Phone: (561) 394-3511              Florida Bar No. 984426

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING JANUARY 1, 2005 AND ENDING JANUARY 31, 2005

Case No. 04-33579 U.S. Plastic Lumber Corp.

                                                          Period
                                                         1/1-1/31        Cumulative
                                                       ------------      ----------
CASH ON HAND AT BEGINNING OF PERIOD                    $         --      $  120,979

RECEIPTS
Borrowings from DIP Loan                                         --         675,000
Collections of A/R                                               --              --
Other Receipts (incl Interco with Ltd.)                          --       2,169,011
                                                       ------------      ----------
TOTAL RECEIPTS                                                   --       2,844,011
                                                       ------------      ----------
TOTAL CASH AVAILABLE                                             --       2,964,990
                                                       ------------      ----------

US Trustee Quarterly Fees                                        --              --
Net Payroll                                                      --         199,903
Payroll Taxes Paid                                               --           6,439
Sales and Use Taxes                                              --              --
Other Taxes                                                      --              --
Rent                                                             --           7,131
Other Leases                                                     --              --
Telephone                                                        --          32,762
Utilities                                                        --              --
Travel & Entertainment                                           --          24,206
Vehicle Expenses                                                 --              --
Office Supplies                                                  --           8,190
Advertising                                                      --              --
Insurance - Medical/Health                                       --         159,586
Insurance - General Liability/Property/D&O                       --         800,932
Purchases of Fixed Assets                                        --              --
Purchases of Inventory                                           --              --
Manufacturing Supplies                                           --              --
Payments to Professionals                                        --             650
Repairs & Maintenance                                            --          10,162
Payment to Secured Creditors                                     --              --
Bank Charges                                                     --          16,420
Other Operating Expenses (incl Interco with Ltd.)                --       1,698,609
                                                       ------------      ----------
TOTAL CASH DISBURSEMENTS                                         --       2,964,990
                                                       ------------      ----------
ENDING CASH BALANCE                                    $         --      $       --
                                                       ------------      ----------

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

February 18, 2005                          /s/ Steve Spitzer
                                           ------------------------------------

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning    January 1, 2005  and ending   January 31, 2005
                             -----------------            ---------------------

ACCOUNTS RECEIVABLE AT PETITION DATE:
                                     ------------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance                                0
                                         --------------------------------------
PLUS:  Current Month New Billings                         0
                                         --------------------------------------
LESS:  Collection During the Month                        0
                                         --------------------------------------
Disc/Allow                                                0
                                         --------------------------------------
End of Month Balance                                      0
                                         --------------------------------------

-------------------------------------------------------------------------------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days        31-60 Days       61-90 Days       Over 90 Days        Total

-------------------------------------------------------------------------------



NOT APPLICABLE

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning   January 1, 2005  and ending    January 31, 2005
                           ------------------            ----------------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

DATE             DAYS
INCURRED         OUTSTANDING        VENDOR          DESCRIPTION          AMOUNT

ATTACHED

-------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

     Opening Balance (total from prior report)                  0
                                                    ---------------------------
     PLUS:  New Indebtedness Incurred This Month                0
                                                    ---------------------------
     LESS:  Amount Paid on Prior Accounts Payable               0
                                                    ---------------------------
     Ending Month Balance                                       0
                                                    ---------------------------

-------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                               NUMBER            TOTAL
                                               OF POST           AMOUNT OF
SECURED         DATE                           PETITION          POST PETITION
CREDITOR/       PAYMENT          PAYMENT       PAYMENTS          PAYMENTS
LESSOR          DUE              AMOUNT        VENDOR            DESCRIPTION
------          ---              ------        ------            -----------

                                  ATTACHMENT 3

                       INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ------------------------------    04-33579 BKC-PGH

Reporting Period beginning  January 1, 2005   and ending  January 31, 2005
                           ------------------            ----------------------

                                INVENTORY REPORT

INVENTORY BALANCE PETITION DATE:                                     N/A
                                                             ------------------

INVENTORY RECONCILIATION

     Inventory Balance at Beginning of Month                        0
                                                             ------------------
     Inventory Purchased During Month (+Mrer)                       0
                                                             ------------------
     Inventory Used or Sold                                         0
                                                             ------------------
     Inventory on Hand at End of Month                              0
                                                             ------------------

METHOD OF COSTING INVENTORY:  N/A
                             --------------------------------------------------

-------------------------------------------------------------------------------

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE: N/A
                                                 ------------------------------
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):  N/A
                                       ----------------------------------------

-------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month                        0
                                                             ------------------
         LESS:  Depreciation Expense                                0
                                                             ------------------
         PLUS:  New Purchases                                       0
                                                             ------------------
Ending Monthly Balance                                              0
                                                             ------------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE
REPORTING PERIOD:  N/A
                  -------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                  ATTACHMENT 4

                      MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning   January 1, 2005  and ending     January 31, 2005
                            -----------------             ---------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:                                           BRANCH
                            ----------------------------      -----------------

ACCOUNT NAME:
                            ---------------------------------------------------

ACCOUNT NUMBER:
                            ---------------------------------------------------

PURPOSE OF ACCOUNT:
                            ---------------------------------------------------

     Beginning Balance                                            0
                                                   ----------------------------
     Total of Deposits Made                                       0
                                                   ----------------------------
     Total Amount of Checks Written                               0
                                                   ----------------------------
     Service Charges                                              0
                                                   ----------------------------
     Closing Balance                                              0
                                                   ----------------------------

Number of First Check Written this Period
                                             --------------------

Number of Last Check Written this Period
                                             --------------------

Total Number of Checks Written this Period
                                             --------------------

                              INVESTMENT ACCOUNTS

TYPE OF NEGOTIABLE
INSTRUMENT              FACE VALUE        PURCHASE PRICE       DATE OF PURCHASE
------------------      ----------        --------------       ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning   January 1, 2005 and ending    January 31, 2005
                            ----------------             ---------------------

NAME OF BANK:                                           BRANCH
                            ------------------------           ----------------

ACCOUNT NAME:
                            ---------------------------------------------------

ACCOUNT NUMBER:
                            ---------------------------------------------------

PURPOSE OF ACCOUNT:
                            ---------------------------------------------------

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

DATE           CHECK NUMBER         PAYEE           PURPOSE            AMOUNT
----           ------------         -----           -------            ------



NOT APPLICABLE

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ----------------------------      04-33579 BKC-PGH

Reporting Period beginning  January 1, 2005  and ending  January 31, 2005
                           -----------------            ----------------------

                          TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

DATE                 BANK                DESCRIPTION                  AMOUNT
----                 ----                -----------                  ------

SEE ATTACHED


------------------------------------------------------------------------------


                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed
                                         Period
----------------------------------------        -------------------------------

NAME OF                 DATE
TAXING                  PAYMENT
AUTHORITY               DUE                DESCRIPTION            AMOUNT
---------               -------            -----------            ------

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning      1/1/2005   and ending          1/31/2005
                             -------------            ------------------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner    Title              Amount Paid
--------------------------- ------------------ -------------------------------
Dale Berg                   Asst Treasurer          $6,538 (thru Ltd 04-33580)


-------------------------------------------------------------------------------

PERSONNEL REPORT

                                                   Full Time       Part Time

Number of employees at beginning of period                             0
                                                   ---------       ---------
Number hired during the period                                         0
                                                   ---------       ---------
Number terminated during the period                                    0
                                                   ---------       ---------
Number of employees at end of period                                   0
                                                   ---------       ---------


-------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                AGENT &                                                DATE
                PHONE                       COVERAGE    EXPIRATION     PREMIUM
CARRIER         NUMBER        POLICY NO.    TYPE        DATE           DUE
-------         ------        ----------    --------    ----------     --------



SEE ATTACHED

                                  ATTACHMENT 8

                SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33579 BKC-PGH

NONE











































We anticipate filing a Plan of Reorganization and Disclosure Statement on or before ___________________________.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

IN RE:                                       CHAPTER 11

U.S. PLASTIC LUMBER CORP.;                   JOINTLY ADMINISTERED UNDER
U.S. PLASTIC LUMBER LTD., d/b/a              CASE NO. 04-33579-BKC-PGH
U.S. PLASTIC LUMBER, INC. =
WORLDWIDE; THE EAGLEBROOK
GROUP, INC.; U.S. PLASTIC LUMBER
FINANCE CORPORATION; and
U.S. PLASTIC LUMBER IP
CORPORATION,
            DEBTORS.             /

                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                    FROM JANUARY 1, 2005 TO JANUARY 31, 2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                        STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
                                        Counsel for Debtors
                                        Charles A. Postler (Fla. Bar #455318)
                                        110 East Madison Street, Suite 200
                                        Tampa, Florida 33602
                                        Phone: (813) 229-0144
                                        Fax:   (813) 229-1811

                                        and

                                        RICE PUGATCH ROBINSON & SCHILLER, P.A.
                                        Local Counsel for Debtors
                                        848 Brickell Avenue, Suite 1100
                                        Miami, Florida 33131
                                        Phone: (305) 379-3121
                                        Fax:   (305) 379-4119
Debtor's Address
and Telephone No.
2300 Glades Road                        By:  /s/ Lisa M. Schiller
#440W                                       ------------------------------------
Boca Raton, FL 33431                         LISA M. SCHILLER
Phone:  (561) 394-3511                       Florida Bar No. 984426

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING JANUARY 1, 2005 AND ENDING JANUARY 31, 2005

Case No. 04-33580 U.S. Plastic Lumber Ltd.

                                                        Period
                                                       1/1-1/31      Cumulative
                                                      ----------     ----------
CASH ON HAND AT BEGINNING OF PERIOD                   $  209,872     $  626,860

RECEIPTS
Borrowings from DIP Loan                                 113,054        825,000
Collections of A/R                                       768,715      5,773,199
Other Receipts (incl Interco with Ltd.)                  532,066      2,505,374
                                                      ----------     ----------
TOTAL RECEIPTS                                         1,413,835      9,103,572
                                                      ----------     ----------
TOTAL CASH AVAILABLE                                   1,623,707      9,730,432
                                                      ----------     ----------

US Trustee Quarterly Fees                                 12,500         28,750
Net Payroll                                              270,811      2,073,072
Payroll Taxes Paid                                        44,116        267,794
Sales and Use Taxes                                           --             --
Other Taxes                                                   --             --
Rent                                                      46,121        279,149
Other Leases                                                  --         21,738
Telephone                                                     --         56,294
Utilities                                                174,325        733,775
Travel & Entertainment                                     9,326         81,538
Vehicle Expenses                                              --             --
Office Supplies                                           26,159         40,233
Advertising                                                  220            220
Insurance - Medical/Health                                 5,471        109,529
Insurance - General Liability/Property/D&O               196,330        787,104
Purchases of Fixed Assets                                 21,291         57,134
Purchases of Inventory                                   243,826      1,967,150
Manufacturing Supplies                                    21,823        100,723
Payments to Professionals                                 87,218        128,006
Repairs & Maintenance                                    255,500        562,840
Payment to Secured Creditors                                  --         99,202
Bank Charges                                               4,077         14,351
Other Operating Expenses (incl Interco with Ltd.)          7,529      2,124,771
                                                      ----------     ----------
TOTAL CASH DISBURSEMENTS                               1,426,643      9,533,369
                                                      ----------     ----------
ENDING CASH BALANCE                                   $  197,064     $  197,063
                                                      ----------     ----------

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

FEBRUARY 18, 2005                                /s/ Steve Spitzer
                                                -------------------------------

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning January 1, 2005 and ending January 31, 2005

ACCOUNTS RECEIVABLE AT PETITION DATE: _________________________________________

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance                             1,291,218
                                                       ---------
PLUS: Current Month New Billings                         675,999
                                                       ---------
LESS: Collection During the Month                       (640,233)
                                                       ---------
Disc/Allow                                              (103,135)
                                                       ---------
End of Month Balance                                   1,223,849
                                                       ---------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days        31-60 Days       61-90 Days       Over 90 Days        Total

ATTACHED

US PLASTIC LUMBER
ACCOUNTS RECEIVABLE SUMMARY
AS OF JANUARY 31, 2005

   PLANT     TOTAL A/R  0-30 DAYS  31-44 DAYS  45-59 DAYS  60-89 DAYS  90+ DAYS
-----------  ---------  ---------  ----------  ----------  ----------  ---------
OCALA, FL       53,870    10,723          0       15,127          0     28,020
CHICAGO, IL  1,169,979   644,918    159,650      169,395    116,772     79,245

             ---------   -------    -------      -------    -------    -------
TOTAL        1,223,849   655,641    159,650      184,521    116,772    107,265
PERCENT                     53.6%      13.0%        15.1%       9.5%       8.8%

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning January 1, 2005 and ending January 31, 2005

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

  Date               Days
Incurred          Outstanding         Vendor         Description          Amount
--------          -----------         ------         -----------          ------

ATTACHED

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)              495,398
                                                    ----------
PLUS: New Indebtedness Incurred This Month           1,462,628
                                                    ----------
LESS: Amount Paid on Prior Accounts Payable          1,261,482
                                                    ----------
Ending Month Balance                                   696,544
                                                    ----------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                      Number           Total
                                                      of Post        Amount of
 Secured             Date                            Petition      Post Petition
Creditor/          Payment           Payment         Payments         Payments
 Lessor              Due              Amount          Vendor        Description
---------          -------           -------         --------      -------------

ATTACHED

US PLASTIC LUMBER
ACCOUNTS PAYABLE SUMMARY
AS OF JANUARY, 2005

   PLANT     TOTAL A/P  0-30 DAYS  31-44 DAYS  45-59 DAYS  60-89 DAYS  90+ DAYS
-----------  ---------  ---------  ----------  ----------  ----------  ---------
OCALA, FL      17,309    (25,103)        202     17,382       1,557     23,270
CHICAGO, IL   371,922    143,753      34,333     69,215      31,202     93,419
LTD           307,313    205,378         947      2,386      14,329     84,273

              -------    -------      ------     ------      ------    -------
TOTAL         696,544    324,028      35,482     88,983      47,089    200,962
PERCENT                     46.5%        5.1%      12.8%        6.8%      28.9%

                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: US Plastic Lumber Ltd. Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning January 1, 2005 and ending January 31, 2005

                                INVENTORY REPORT

INVENTORY BALANCE PETITION DATE: N/A

INVENTORY RECONCILIATION

Inventory Balance at Beginning of Month               1,210,261
                                                     ----------
Inventory Purchased During Month (+Mrer)              1,699,390
                                                     ----------
Inventory Used or Sold                               (1,714,724)
                                                     ----------
Inventory on Hand at End of Month                     1,194,927
                                                     ----------

METHOD OF COSTING INVENTORY: ___________________________________________________

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE: Undetermined
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only): N/A

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month      44,319,858
                                                  ----------
   LESS: Depreciation Expense                       (269,969)
                                                  ----------
   PLUS: New Purchases                                     0
                                                  ----------
Ending Monthly Balance                            44,049,889
                                                  ----------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE REPORTING
PERIOD: Tool/die for extruder

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber, Ltd. Case Number:
                                        04-33580KC-PGH

Reporting Period beginning January 1, 2005 and ending January 31, 2005

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank BRANCH _____________________________________________

ACCOUNT NAME: US Plastic Lumber Ltd.

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ____________________________________________________________

Beginning Balance                                 80,074
                                               ---------
Total of Deposits Made                         1,275,155
                                               ---------
Total Amount of Checks Written                 1,115,928
                                               ---------
Service Charges                                      506
                                               ---------
Closing Balance                                  238,794
                                               ---------

Number of First Check Written this Period  N/A

Number of Last Check Written this Period   N/A

Total Number of Checks Written this Period 0

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument           Face Value        Purchase Price       Date of Purchase
------------------       ----------        --------------       ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber, Ltd. Case Number:
                                        04-33580KC-PGH

Reporting Period beginning January 1, 2005 and ending January 31, 2005

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: City National Bank BRANCH ________________________________________

ACCOUNT NAME: American Pacific Financial Corp Trust Account

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ____________________________________________________________

Beginning Balance                           104,280
                                          ---------
Total of Deposits Made                    1,115,928
                                          ---------
Total Amount of Checks Written            1,195,000
                                          ---------
Service Charges                                 750
                                          ---------
Closing Balance                              24,458
                                          ---------

Number of First Check Written this Period  N/A

Number of Last Check Written this Period   N/A

Total Number of Checks Written this Period 0

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument        Face Value          Purchase Price        Date of Purchase
------------------    ----------          --------------        ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber, Ltd.    Case Number:
                                           04-33580KC-PGH

Reporting Period beginning January 1, 2005 and ending January 31, 2005

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank BRANCH _____________________________________

ACCOUNT NAME: US Plastic Lumber Ltd. - Payroll

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Payroll-Ltd.

Beginning Balance                               46,959
                                               -------
Total of Deposits Made                         118,292
                                               -------
Total Amount of Checks Written                 132,313
                                               -------
Service Charges                                  2,438
                                               -------
Closing Balance                                 23,441
                                               -------

Number of First Check Written this Period    20121
                                             -----

Number of Last Check Written this Period     60167
                                             -----
Total Number of Checks Written this Period     275
                                             -----

                               INVESTMENT ACCOUNTS

Type of Negotiable
Instrument              Face Value     Purchase Price        Date of Purchase
----------              ----------     --------------        ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber, Ltd.   Case Number:
                                          04-33580KC-PGH

Reporting Period beginning  January 1, 2005 and ending January 31, 2005

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank  BRANCH _______________________________

ACCOUNT NAME: US Plastic Lumber Ltd. - Main Concentration

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Operating

Beginning Balance                                         46,690
                                                       ---------
Total of Deposits Made                                 1,308,024
                                                       ---------
Total Amount of Checks Written                         1,223,093
                                                       ---------
Service Charges                                                0
                                                       ---------
Closing Balance                                          131,621
                                                       ---------

Number of First Check Written this Period       115152
                                                ------

Number of Last Check Written this Period        115244
                                                ------

Total Number of Checks Written this Period          93
                                                ------

                               INVESTMENT ACCOUNTS

Type of Negotiable
Instrument             Face Value      Purchase Price         Date of Purchase
----------             ----------      --------------         ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor: US Plastic Lumber Ltd.   Case Number:
                                         04-33580 BKC-PGH

Reporting Period beginning January 1, 2005 and ending January 31, 2005

NAME OF BANK: Wachovia  BRANCH ______________________________

ACCOUNT NAME: US Plastic Lumber Ltd.

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Operating

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

Date      Check Number     Payee    Purpose      Amount
----      ------------     -----    -------      ------

SEE ATTACHED

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor: US Plastic Lumber Ltd.   Case Number:
                                         04-33580 BKC-PGH

Reporting Period beginning January 1, 2005 and ending January 31, 2005

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

Date               Bank            Description          Amount
----               ----            -----------          ------

SEE ATTACHED

                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed

____________________________________ Period ____________________________________

 Name of               Date
 Taxing              Payment
Authority              Due         Description          Amount
---------            -------       -----------          ------

ATTACHMENT 6 MONTHLY TAX REPORT
US PLASTIC LUMBER LTD - 04-33580

Payroll Taxes       Paid
ADP                 7-Jan     $  6,348.38
ADP                14-Jan     $ 19,354.54
ADP                21-Jan     $  8,297.92
ADP                28-Jan     $ 19,806.81
                              $        --
                              -----------
                   Total      $ 53,807.65

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                   SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor: US Plastic Lumber Ltd.   Case Number:
                                         04-3358- BKC-PGH

Reporting Period beginning January 1, 2005 and ending January 31, 2005

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner         Title           Amount Paid
------------------------         -----           -----------
NONE

PERSONNEL REPORT

                                                    Full Time              Part Time
Number of employees at beginning of period             90                      0
                                                      ---                     --
Number hired during the period                         12                      0
                                                      ---                     --
Number terminated during the period                     4                      0
                                                      ---                     --
Number of employees at end of period                   98                      0
                                                      ---                     --

                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

              Agent &                                                    Date
               Phone                      Coverage    Expiration       Premium
Carrier       Number        Policy No.      Type         Date            Due
-------       ------        ----------      ----         ----            ---

SEE ATTACHED

                                  ATTACHMENT 8

                 SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33580 BKC-PGH

NONE

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before ___________________________.